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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) JANUARY 20, 1995
                                                        (JANUARY 12, 1995)

                          CORNERSTONE NATURAL GAS, INC.
            (Exact name of registrant as specified in its charter)


                                  DELAWARE
              (State or other jurisdiction of incorporation)


                   0-11994                           74-1952257
                 (Commission                        (IRS Employer
                 File Number)                     Identification No.)

          8080 N. CENTRAL EXPRESSWAY
                SUITE 1200
               DALLAS, TEXAS                            75206
 (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code (214) 691-5536




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ITEM 5.  OTHER IMPORTANT EVENTS

   On January 12, 1995, Cornerstone Natural Gas, Inc.'s wholly-owned subsidiary, Cornerstone Gas Gathering Company, completed the purchase of two natural gas gathering systems in East Texas. The systems are known as the Willow Springs and North Lansing systems and are located in Gregg and Harrison Counties, Texas. The systems were acquired from Bayou South Gas Gathering Company, L.C., a Louisiana limited liability company. The effective date of the acquisition is January 1, 1995.

   The systems consist of approximately 65 miles of pipeline. The acquisition is being treated as an asset purchase and is being financed through the expansion of the Company's existing credit facility with Bank of Oklahoma, N.A.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired - not applicable

(b)  Pro forma financial information - not applicable

(c)  Exhibits

     None


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                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CORNERSTONE NATURAL GAS, INC.
                                  (Registrant)



Dated: January 20, 1995                   /s/ RAY C. DAVIS
                                  ---------------------------------
                                             Ray C. Davis
                                       Chairman of the Board and
                                        Chief Executive Officer